UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 30, 2017
DASAN ZHONE SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
7195 Oakport Street
Oakland, California 94621
(Address of Principal Executive Offices, Including Zip Code)
(510) 777-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On October 30, 2017, DASAN Zhone Solutions, Inc. (the “Company”) held its 2017 annual meeting of stockholders. Of the 16,385,455 shares of common stock outstanding and entitled to vote, 11,642,817 shares, or 71.06%, were represented in person or by proxy at the meeting. Five items of business were acted upon by stockholders at the annual meeting. The voting results are as follows:
Proposal 1 – Election of Directors
Stockholders elected both of the Company’s nominees as Class I Directors to serve three-year terms expiring at the 2020 annual meeting.

	Votes For	Votes Withheld	Broker Non-Votes
Michael Connors	10,780,437	130,559	731,821
Seong Gyun Kim	10,882,354	28,642	731,821

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of appointment of PricewaterhouseCoopers LLP	11,636,692	3,206	2,919	-

Proposal 3 – Approval of DASAN Zhone Solutions, Inc. 2017 Incentive Award Plan
Stockholders approved the adoption of the DASAN Zhone Solutions, Inc. 2017 Incentive Award Plan.

	Votes For	Votes Against	Abstain	Broker Non-Votes
DASAN Zhone Solutions, Inc. 2017 Incentive Award Plan	9,943,653	954,434	12,909	731,821

Proposal 4 – Advisory Vote on Compensation of Named Executive Officers
Stockholders voted in favor of the advisory resolution approving the compensation of the Company’s named executive officers.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Executive compensation	10,875,955	28,027	7,014	731,821

Proposal 5 – Advisory Vote on Frequency of Advisory Vote on Compensation of Named Executive Officers
Stockholders voted in favor of conducting an advisory vote on the compensation of the Company’s named executive officers once every three years. The board of directors of the Company has determined that the Company will hold a triennial advisory vote on the compensation of the Company’s named executive officers.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Frequency of advisory vote on executive compensation	804,765	66,586	10,028,686	10,959	731,821

Item 5.08    Shareholder Director Nominations.
The Company has tentatively set May 9, 2018 as the date for its 2018 annual meeting of stockholders. The date will be significantly earlier than the anniversary of this year’s annual meeting, which was held on October 30, 2017. Because the date of the meeting is expected to be more than 30 days earlier than the anniversary of the Company’s 2017 annual meeting of stockholders, proposals to be included in the Company’s proxy statement for the 2018 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act, must be received at the Company’s principal executive offices no later than the close of business on February 8, 2018 (being 90 calendar days prior to the proposed date of the 2018 annual meeting), which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials. The Company’s stockholders must deliver the proposals or nominations to the Company at the following address: DASAN Zhone Solutions, Inc., Attn: Corporate Secretary, 7195 Oakport Street, Oakland, California 94621.
Additionally, in accordance with the advance notice provisions set forth in the Company’s Amended and Restated Bylaws, in order for other business to be brought before the annual meeting outside of Rule 14a-8 under the Exchange Act, it must be received at the Company’s principal executive offices no later than the close of business on February 8, 2018, and must also comply with the provisions set forth in the Company’s Amended and Restated Bylaws and applicable law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2017	DASAN Zhone Solutions, Inc.

	By:	/s/ IL YUNG KIM
Il Yung Kim
President, Chief Executive Officer and Acting Chief Financial Officer